SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                FEBRUARY 24, 2003
                       -----------------------------------


                               NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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           Exhibits

99.1       Press Release issued February 24, 2003


ITEM 9.    REGULATION FD DISCLOSURE
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NTL Incorporated (NASDAQ: NTLI) has today confirmed that the previously disclosed dispute relating to contracts for the provision by NTL of mobile network transmission services to Vodafone Limited has been settled amicably and on terms acceptable to both parties.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                      By:    /s/ Richard J. Lubasch
                                          ---------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President -
                                                   General Counsel



Dated: February 24, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Press Release issued February 24, 2003

                                                                   Exhibit 99.1

(NTL LOGO)

                       NTL REACHES AGREEMENT WITH VODAFONE

LONDON, February 24, 2003 - NTL Incorporated (NASDAQ: NTLI) has today confirmed that the previously disclosed dispute relating to contracts for the provision by NTL of mobile network transmission services to Vodafone Limited has been settled amicably and on terms acceptable to both parties.

NTL looks forward to continuing its strong commercial relationship with Vodafone in the future.

                                    - Ends -


For further information, please contact:

In the UK:
Analysts, Debt and Equity Holders:
Virginia Ramsden, +44 (0)20 7746 6826, or via e-mail at
  investorrelations@ntl.com
  -------------------------

Media:
Alison Kirkwood, +44 (0) 1256 752662 / (0) 7788 186 154
Justine Parrish, +44 (0)20 7746 4096 / (0)7966 421 991
Nicola Mitchell, +44 (0)20 7746 4144 / (0)7900 678 257
Richard Oldworth, Jeremy Garcia or
Mark Edwards - Buchanan Communications, +44 (0)20 7466 5000

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development
Tamar Gerber,  (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com
                                                   ---------------------------
More on NTL:

o NTL Incorporated (NASDAQ: NTLI) offers a wide range of communications services to residential and business customers throughout the UK and Ireland.

o NTL's fibre-optic broadband network passes 8.4 million homes in the UK including London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow, Belfast and Dublin. NTL Ireland has an extensive network using fibre-optic, broadband coax & copper, broadcast, satellite and radio technologies to provide services to its 370,000 customers in Dublin, Galway and Waterford.

o An online media centre is available at www.ntl.com/mediacentre featuring recent press releases, fact sheet, recapitalisation history and key dates, photography and logos.